Item G.1.a.i. – Legal Proceedings

The First Trust Senior Floating Rate Income Fund II (FCT) was named as a defendant in litigation pending in the Bankruptcy Court for the Southern District of New York (the “Court”) as part of the General Motors bankruptcy case (Motors Liquidation Company, et al, Motors Liquidation Company Avoidance Action Trust vs JPMorgan Chase Bank N.A., et al. Case Nos. 09-50026 and 09-00504) concerning whether the former holders of a term loan to General Motors (“GM”) lost their lien on GM collateral when a Uniform Commercial Code release was mistakenly filed terminating their interest in certain collateral securing the term loan. On January 21, 2015, FCT, among other parties, was sued in the bankruptcy court in New York for the avoidance and return of certain payments they received both before and after the GM bankruptcy filing.

The parties to the litigation entered into a settlement agreement to resolve the litigation which was approved by the Court on June 13, 2019.